UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): January 9, 2007

DOBI MEDICAL INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-32523	98-0222710
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1200 MacArthur Boulevard	07430
Mahwah, New Jersey	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (201) 760-6464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K
DOBI MEDICAL INTERNATIONAL, INC.
January 9, 2007

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) By fax dated January 7, 2007 and received by our company on January 9,2007, Brad Baker resigned as a member of the board of directors of our company effective January 9, 2007. Mr. Baker had served as a director and as the chairman of the audit committee and the nominating committee of the board of directors. In the e-mail to our company announcing his resignation, Mr. Baker cited no specific reason for his resignation.

A copy of the fax from Mr. Baker announcing his resignation from the board of directors is included as Exhibit 17.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

17.1 Resignation fax of Brad Baker sent January 9 and received by DOBI Medical International, Inc. on January 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOBI MEDICAL INTERNATIONAL, INC.

Date: January 16, 2007	By:
Michael R. Jorgensen Authorized Representative